AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                            333 South Hope Street
                        Los Angeles, California 90071
                           Telephone  (213) 486-9200
                              Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

Share Class      Total Income Dividends
                 (000's omitted)
Class A          $38,810

Class B          $949

Class C          $626

Class F          $313

Total            $40,698

Class R-5        $9




Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

Share Class       Dividends from Net Investment Income
Class A           $0.8277

Class B           $0.7210

Class C           $0.6996

Class F           $0.8068

Class R-5         $0.0343




Item 74U1 and 74U2
Number of shares outstanding

Share Class      Shares Outstanding
                 (000's omitted)
Class A          53,845

Class B          2,031

Class C          1,855

Class F          816

Total            58,547

Class R-5        267




Item 74V1 and 74V2
Net asset value per share (to nearest cent)

Share Class       Net Asset Value
                  Per Share
Class A           $15.28

Class B           $15.28

Class C           $15.28

Class F           $15.28

Class R-5         $15.28




There were no significant changes in American High-Income Municipal Bond Fund, Inc.'s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




       AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                    333 South Hope Street
                Los Angeles, California 90071
                  Telephone  (213) 486-9200
                      Fax (213) 486-9455



                        CERTIFICATION


I, Mark R. Macdonald, certify that:


1. I have reviewed this report on Form N-SAR of American High-Income Municipal Bond Fund, Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 26, 2002




                 _____/s/MARK R. MACDONALD_____
                      Mark R. Macdonald
President & PEO, American High-Income Municipal Bond Fund, Inc.






        AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                    333 South Hope Street
                Los Angeles, California 90071
                  Telephone  (213) 486-9200
                      Fax (213) 486-9455




                        CERTIFICATION


I, Anthony W. Hynes, Jr., certify that:


1. I have reviewed this report on Form N-SAR of American High-Income Municipal Bond Fund, Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 20, 2002




               _____/s/ANTHONY W. HYNES, JR.______
                    Anthony W. Hynes, Jr.
  Treasurer, American High-Income Municipal Bond Fund, Inc.